ACQUISITION OF BUSINESSES	6 Months Ended
Jun. 30, 2022
Business Combinations [Abstract]
ACQUISITION OF BUSINESSES	ACQUISITION OF BUSINESSES
(a)Acquisitions completed in the six months ended June 30, 2022
    BHI Energy
    On May 27, 2022, the company’s nuclear technology services operations acquired 100% economic interest in BHI Energy for total consideration of $741 million. The company received 100% of voting rights, which provided the company with control, and accordingly, the company has consolidated the business for financial reporting purposes.
    The acquisition contributed $325 million of intangible assets, $21 million of cash and cash equivalents, $153 million of net other assets and $78 million of deferred tax liabilities. Goodwill of $320 million was recognized and represents growth the nuclear technology services operations expect to experience from the operations. Transaction costs of approximately $4 million were recorded as other expenses in the consolidated statements of operating results. Non-controlling interests of $159 million attributable to institutional partners were recognized and measured at fair value.
    The company’s results from operations for the period ended June 30, 2022 include revenues of $75 million and net income of $nil attributable to the company from the acquisition. If the acquisition had been effective January 1, 2022, the company would have recorded revenues of $570 million and net loss of $1 million attributable to the company for the six months ended June 30, 2022.
    Spanish engineering and outages services business
    In March 2022, the company’s nuclear technology services operations closed the acquisition of a Spanish engineering and outage services business for cash consideration of $23 million, subject to purchase price adjustments, and accounted for the transaction as a business combination under IFRS 3, Business combinations.
(b)Acquisitions completed in 2021
    There were no significant acquisitions during the year ended December 31, 2021.